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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  May 2, 2005
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                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)

               0-22903                                 38-2312018
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      (Commission File Number)             (IRS Employer Identification No.)

   525 E. Big Beaver Road, Suite 300, Troy, Michigan              48083
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     (Address of Principal Executive Offices)                   (Zip Code)

                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Syntel, Inc. ("Syntel") appointed Revathy Ashok to Chief Financial Officer, effective May 2, 2005. Prior to joining Syntel, Ms. Ashok, age 46, served as Executive Vice President and Group Chief Financial Officer of Microland Group, an information technology services company specializing in IT infrastructure management and technical support services, from May 2001 to April 2005, where she was responsible for finance and accounting, treasury, taxation, risk management, and investor relations functions. Prior to that position, Ms. Ashok served as Director Business Development and Financial Controller for Tyco Electronics Corporation, India, a subsidiary of Tyco Electronics Corporation, USA, the Electronics Division of Tyco International and a manufacturer of electronic components and systems, from December 1993 to May 2001, where she was responsible for business development, finance, legal, secretarial, and corporate communications functions for the Tyco Electronics Group of companies in India and for its Middle Eastern subsidiary.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

       Exhibit
       Number
       -------
       99.1 Press Release dated May 6, 2005 announcing the appointment of a new Chief Financial Officer.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Syntel, Inc.
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                                                      (Registrant)


Date    May 6, 2005                    By            /s/ Daniel M. Moore
       ----------------------             --------------------------------------
                                          Daniel M. Moore, Chief Administrative
                                          Officer

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EXHIBIT INDEX


Exhibit No.           Description

99.1                  Press Release dated May 6, 2005.


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